-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 9, 2000


                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                (as depositor)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                              333-81429                               13-5674085
--------------------------------------    ------------------------------     -----------------------------------------
    (State or Other Jurisdiction                   (Commission                           (I.R.S. Employer
          of Incorporation)                       File Number)                         Identification No.)


      250 Vesey Street
      World Financial Center,
      North Tower
      New York, New York                                                                10281
      ------------------------------------------                              ---------------------------
      (Address of Principal                                                           (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code (212) 449-1000
                                                          ----- --------

       -----------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials.
---------------------------------

         In connection with the offering of the Sequoia Mortgage Trust 4 Mortgage Loan Asset-Backed Pass Through Certificates, Class A, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters of the Certificates (the "Representative"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Merrill Lynch Mortgage Investors, Inc. provided the Representative with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1      Computational Materials.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                      By:  /s/  Brodie Johnson
                                          ----------------------------------
                                          Name:   Brodie Johnson
                                          Title:  Vice President



Dated:  March 9, 2000

                                 Exhibit Index

Exhibit

99.1              Computational Materials

                                 Exhibit 99.1

Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

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                              ABS New Transaction


                            Computational Materials
                            -----------------------

                            $385,098,000 (Approx.)

                           Sequoia Mortgage Trust 4

                     Sequoia Mortgage Funding Corporation
                                    Seller




                    Merrill Lynch Mortgage Investors, Inc.
                                   Depositor


                       Merrill Lynch Credit Corporation
                                Master Servicer





---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  1







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

-------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  2








Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------

                                                         Class A Certificates
Size:                                                   $385,098,000 (Approx.)
Coupon (Actual/360) (1):                                       LIBOR + [ ]
Expected Ratings (Moody's/S&P):                                Aaa/AAAr
Avg. Life - to call:                                           3.93 Years
CPR:                                                             20%
Principal Begin (mo.):                                            1
Expected Final - to 10% call (mo.):                              121
Expected Final - to 10% call:                                 April, 2010
Maximum Pass-Through Rate (2):                                 11.780%
  (as of the Cut-off Date)
Anticipated Pool Scheduled Balance:                          $388,988,044
  (as of the Closing Date)

(1)    The coupon shall be the lesser of (i) the  calculated  Pass Through Rate
       (ii) 11.780% and (iii) the Weighted Average Net Coupon, as described herein.
(2) Equals the weighted average gross lifetime rate cap for the Mortgage Loans purchased on the Closing Date less the Servicing Fee Rate, the Trustee Fee Rate and Certificate Insurance Policy Premium.

Seller:                   Sequoia Mortgage Funding Corporation

Depositor:                Merrill Lynch Mortgage Investors, Inc.

Series: Sequoia Mortgage Trust 4, Mortgage Loan Asset Backed Pass-Through Certificates, Class A

Master Servicer:          Merrill Lynch Credit Corporation

Lead Manager:             Merrill Lynch & Co.

Co Managers:              Bear,  Stearns & Co. Inc.,  Greenwich  Capital
                          Markets,  Inc.,  Morgan Stanley Dean Witter

Cut-off Date:             Feburary 1, 2000 (or the date of origination,
                          if later).

Exp. Pricing:             Week of March 6, 2000.

Exp. Settlement:          On or about March 21, 2000.

Distribution Date:        22nd of each month, or 1st business day
                          thereafter, beginning April 24, 2000

Tax Status:               REMIC

Trustee:                  Norwest Bank Minnesota, N.A.

Certificate Insurer:      Ambac Assurance Corporation ("Ambac")


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  3





Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

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Structure:

Credit Enhancement:       Class  A  Certificates   will  be  supported  by
                          100% insurance provided by a Certificate Insurance
                          Policy issued by Ambac, which is non-cancelable, in favor of the Trustee covering timely interest at the Pass-Through Rate and ultimate principal payment of the Class A balance. The Certificate
                          Insurance policy will not cover prepayment interest shortfalls, Civil Relief Act shortfalls or basis risk shortfalls.

                          Class A Certificates will also be supported by 1.00% Class B Certificates. In addition, excess servicing is available to cover losses on the Mortgage Loans, as well as the limited purpose surety bond for any losses on the additional collateral securing the Additional Collateral Loans.

Principal Payments:       Principal payments will be payable on the Class A
                          Certificates on each Distribution Date in an amount equal to the Class A Principal Distribution Amount for such Distribution Date.

Mortgage Rate:            Each Mortgage Loan has an interest rate that adjusts
                          either a) monthly to a spread over 1 Month LIBOR, or b) semi-annually to a spread over 6 Month LIBOR.
                          The Mortgage Loans have lifetime rate caps but no periodic rate caps.

Pass-Through Rate:        The Class A  Pass-Through  Rate for any  Distribution
                          Date will equal the lesser of (i) One Month LIBOR as of the second LIBOR Business Day prior to the preceding Distribution Date plus [___]%(ii) 11.780% and (iii) the Weighted Average Net Coupon (defined as the weighted average mortgage rate for the mortgage loans less the Servicing Fee Rate and the Certificate Insurance Policy Premium, together not more than 0.50%). Additional interest may be payable on the Class A Certificates in excess of the Weighted Average Net Coupon to the extent of available funds on deposit in the Carryover Reserve
                          Fund.

                          On each Distribution Date that occurs 120 days or more after the 10% Optional Termination may be exercised by the Certificate Insurer, the Class A Pass-Through Rate will be the lesser of (i) One Month LIBOR plus [___]% (ii) 11.780% and (iii) the Weighted Average Net Coupon.

Priority of Payments:     After payments of Servicing Fees,  Trustee Fees and
                          Certificate Insurance Premiums (i) to the Class A holders: interest, any undistributed interest shortfalls, plus basis risk shortfalls to the extent of available funds in the Carryover Reserve Fund;
                          (ii) to the Class A holders: Class A Principal
                          Distribution Amount; (iii) to the Certificate
                          Insurer: unreimbursed payments, fees and expenses;
                          (iv) to the Class B holders: interest, any undistributed interest shortfalls, plus basis risk shortfalls to the extent of available funds in the Carryover Reserve fund; (v) to the Class B holders:

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  4








Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

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                          Class B Principal Distribution Amount; (vi) to the
                          Class A holders: Excess Cash Flow Principal Amount;
                          (vii) to the Class B holders: Class B loss amounts reimbursement; (viii) to the Carryover Reserve Fund:
                          Carryover Reserve Fund Deposit; (ix) to the Class C and Class R: sequentially, in that order, any remaining cash.

Convertible Loans:        Convertible  Mortgage  Loans  (which  account  for
                          0.41% of the Pool Balance at the Closing Date) allow the borrower to convert from an adjustable rate either to a fixed rate or to a different Index (and thereafter to a fixed rate). Index Convertible
                          Mortgage Loans (which account for 100% of the Pool
                          Balance at the Closing Date) allow the borrower to convert the Index to a different Index. The Indices and Margins to which a borrower may convert are described in the Prospectus Supplement. The frequency of the Interest Adjustment Date may not be changed in connection with such conversion.

                          The [Class RLT Certificate Holders] have the right to purchase any Mortgage Loan that converts to a fixed rate or to another Index.

Advances:                 The Master Servicer is obligated to make advances
                          of cash, which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The Master Servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related
                          Mortgage Loan or to guarantee or insure against losses.

Optional Termination:     The Class RLT Certificateholder  may, at its option,
                          either (1) repurchase from the trust fund all Mortgage Loans remaining outstanding or (2) purchase, in whole but not in part, all outstanding
                          Certificates, in either case when the aggregate outstanding principal balance of the Mortgage Loans is 20% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off
                          Date. In the absence of the exercise of such repurchase option by the Class RLT
                          Certificateholder, the Certificate Insurer may, at its option, repurchase from the trust fund all mortgage loans remaining outstanding when the aggregate outstanding principal balance of the Mortgage Loans is 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

SMMEA: Class A Certificates will constitute "mortgage related securities" for purposes of SMMEA.

ERISA: Class A Certificates will be eligible for purchase by ERISA plans subject to the satisfaction of the conditions of the underwriter's exemption. Any plan should consult with counsel before making a purchase.



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  5





Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------

Certificate Ratings:      It is a  condition  to the  issuance of the Class A
                          Certificates that the Class A Certificates be rated
                          "AAAr" by Standard & Poor's Ratings Services and
                          "Aaa" by Moody's Investors Service, Inc. Standard &
                          Poor's assigns the additional symbol of "r" to highlight classes of securities that Standard &
                          Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit no volatility or variability in total return. The ratings of Standard & Poor's and Moody's for the Class A Certificates will not represent any assessment of the Master Servicer's ability to purchase Mortgage Loans that convert to a fixed rate. If the Master Servicer or the Seller does not purchase such converting fixed rate
                          Mortgage Loans that it has the option to purchase as described herein, the Class A Certificateholders might experience a lower than anticipated yield on their certificates.

                          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the frequency of prepayments on the Mortgage Loans or the corresponding effect on yield to investors.

Material Federal Income
Tax Consequences:         For federal  income tax  purposes,  the trust fund
                          (exclusive of the rights in the additional collateral and the Carryover Reserve Fund) will comprise multiple real estate mortgage investment conduits, organized in a tiered REMIC structure. The
                          Class A Certificates, Class B Certificates and Class
                          C Certificates will represent beneficial ownership of REMIC "regular interests" in the upper tier REMIC identified in the Pooling and Servicing Agreement.

                          The Class R and RLT Certificates will each represent the beneficial ownership of the sole class of "residual interest" in each REMIC.

The Mortgage Loans:       The Mortgage Pool will consist of high  balance,
                          adjustable rate mortgage loans secured by one- to four-family residential properties. The Mortgage
                          Loans to be transferred to the trust fund on the Closing Date will constitute the "Mortgage Loans."
                          Generally, high balance mortgage loans are loans whose initial principal balances exceed, and in certain cases substantially exceed, the maximum initial principal balance of mortgage loans eligible to be purchased by Fannie Mae or Freddie Mac.
                          Certain of the Mortgage Loans may have initial principal balances below such thresholds.
                          Substantially all of the Mortgage Loans were originated by the Master Servicer in the ordinary course of its real estate lending activities or acquired by it in the course of its correspondent lending activities.



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  6







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

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Additional Collateral
Loans: Loans that have an LTV in excess of 80% are, in general, also either (i) secured by a security interest in additional collateral (normally securities) owned by the borrower (such loans being referred to as "Mortgage 100SM Loans") or (ii) supported by a third party guarantee (usually a parent of the borrower), which in turn is secured by a security interest in collateral (normally securities) or by a lien on residential real estate of the guarantor and/or supported by the right to draw on a home equity line of credit extended by MLCC to the guarantor (such loans being referred to as "Parent Power(R)Loans"). Such loans are also collectively referred to herein as "Additional Collateral Loans." The amount of such additional collateral generally does not exceed 30% of the loan amount, although the amount of the additional collateral may exceed 30% of the loan amount if the original principal amount of the loan exceeds $1,000,000.

The following statistics relate to the approximately $388,988,044 of Mortgage Loans expected to be transferred to the Trust Fund on the Closing Date.

Outstanding Principal Balance                                                          $388,988,044
Number of Loans                                                                                 913
Weighted Average Mortgage Rate                                                               7.613%
Weighted Average Remaining Term                                                          289 months
Weighted Average LTV at Origination                                                          82.92%
Weighted Average Constructive LTV                                                            66.17%
Weighted Average Credit Score(1)                                                                725
Average Current Principal Balance                                                          $426,055
Maximum Principal Balance                                                                $2,000,000
Occupancy                           Owner-Occupied:                                          80.98%
                                    Second Home:                                             13.78%
                                    Investment Property                                       5.25%

Property Type                       Single Family                                            62.86%
                                    Planned Unit Development (Single Family)                 26.66%
                                    Condominium:                                              7.93%
                                    2-4 Family:                                               1.44%
                                    Cooperative:                                              1.10%

Loan Purpose                        Purchase:                                                70.80%
                                    Cash-out Refinance:                                      22.93%
                                    Refinance:                                                6.27%

Largest State concentrations:       CA - 19.18%
                                    FL - 12.15%
                                    NY - 9.86%
                                    GA - 6.72%
                                    TX - 6.17%
                                    NJ - 5.15%


(1) FICO Scores excluding loans with a zero FICO score.
---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  7







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

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Collateral Index and Adjustment Frequency

                                                                        %                                        Weighted
                                              Adj.                     of                   Gross                Average
Index                                        Freq.                    Pool                   WAC               Gross Margin
---------------------------------------------------------------------------------------------------------------------------------

One Month  LIBOR Index                      Monthly                   68.82%                 7.524%               1.734%
Six Month LIBOR Index                    Semi-Annually                31.18                  7.808                1.905
                                                                      -----                  -----                -----
Total/Weighted Average                                               100.00%                 7.613%               1.787%
                                                                     =======                 ======               ======



Class A Average Life Sensitivity (to 10% call)

                                                                               CPR
                                              5%           10%          15%           20%          25%          30%
                                              --           ---          ---           ---          ---          ---

Avg. Life  (yrs.)                            11.31        7.51          5.27         3.93         3.06         2.46
Exp. Final Maturity (mos.)                    253          205          156           121          96           77





Class A Average Life Sensitivity (to 20% call)

                                                                               CPR
                                              5%           10%          15%           20%          25%          30%
                                              --           ---          ---           ---          ---          ---

Avg. Life  (yrs.)                            10.92        6.98          4.82         3.52         2.73         2.19
Exp. Final Maturity (mos.)                    221          160          117           86           67           54




Class A Average Life Sensitivity (to maturity)

                                                                               CPR
                                              5%           10%          15%           20%          25%          30%
                                              --           ---          ---           ---          ---          ---

Avg. Life  (yrs.)                            11.43        7.76          5.57         4.20         3.29         2.66
Exp. Final Maturity (mos.)                    286          279          259           225          188          158









---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  8







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------



               Geographical Distribution of Mortgaged Properties

                                                         Number of                         Percent by
                                                          Initial                         Cut-off Date
                                                          Mortgage      Cut-off Date       Principal
                           State or Territory              Loans      Principal Balance     Balance
                 ---------------------------------------------------------------------------------------

                 California                                   124         $74,617,916.70     19.18%
                 Florida                                      110          47,245,909.98     12.15
                 New York                                      77          38,363,866.36      9.86
                 Georgia                                       73          26,146,480.00      6.72
                 Texas                                         64          24,013,348.98      6.17
                 New Jersey                                    42          20,028,958.37      5.15
                 Other                                        423         158,571,563.13     40.77
                 --------------------------------------------------------------------------------------
                                 Total                        913        $388,988,043.52    100.00%

(1) "Other" includes 42 other states, the District of Columbia and the Virgin Islands with under 0.50% concentration individually.


                   Range of Cut-off Date Principal Balances

                                                         Number of                         Percent by
                                                          Initial                         Cut-off Date
                    Range of Cut-off Date Principal      Mortgage       Cut-off Date       Principal
                                Balances                   Loans     Principal Balance      Balance
                 ---------------------------------------------------------------------------------------

                              0.01  -         25,000.00         2             $33,147.70     0.01%
                         25,000.01  -         50,000.00         7             274,520.54      0.07
                         50,000.01  -         75,000.00        20           1,304,107.91      0.34
                         75,000.01  -        100,000.00        40           3,560,345.74      0.92
                        100,000.01  -        200,000.00       194          29,781,890.30      7.66
                        200,000.01  -        300,000.00       156          39,819,067.50     10.24
                        300,000.01  -        400,000.00       152          53,606,240.47     13.78
                        400,000.01  -        500,000.00        88          40,212,508.20     10.34
                        500,000.01  -        600,000.00        69          38,400,490.24      9.87
                        600,000.01  -        700,000.00        42          27,582,093.80      7.09
                        700,000.01  -        800,000.00        33          25,246,299.10      6.49
                        800,000.01  -        900,000.00        24          20,678,007.39      5.32
                        900,000.01  -      1,000,000.00        35          33,969,360.14      8.73
                      1,000,000.01  -      1,500,000.00        35          45,747,494.34     11.76
                      1,500,000.01  -      2,000,000.00        16          28,772,470.15      7.40
                 ---------------------------------------------------------------------------------------
                     Total                                    913        $388,988,043.52    100.00%







---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  9







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------


            Range of Original Constructive Loan-to-Value Ratios(1)

                                                          Number of                        Percent by
                                                           Initial                        Cut-off Date
                       Range of Original Constructive     Mortgage      Cut-off Date        Principal
                            Loan-to-Value Ratios            Loans     Principal Balance      Balance
                    -------------------------------------------------------------------------------------
                            0.00     -          10.00         3              $734,952.84         0.19%
                           10.01     -          20.00         6             1,908,208.37         0.49
                           20.01     -          30.00         8             2,829,224.35         0.73
                           30.01     -          40.00        16             8,616,703.57         2.22
                           40.01     -          50.00        106           37,637,259.96         9.68
                           50.01     -          60.00        64            35,061,118.29         9.01
                           60.01     -          70.00        505          220,874,457.95        56.78
                           70.01     -          75.00        58            29,394,914.14         7.56
                           75.01     -          80.00        126           46,366,698.56        11.92
                           80.01     -          85.00         3             1,095,091.67         0.28
                           85.01     -          90.00         7             1,882,787.43         0.48
                           90.01     -          95.00        11             2,586,626.39         0.66
                    -------------------------------------------------------------------------------------
                        Total                                913         $388,988,043.52       100.00%

(1) Constructive Loan-to-Value is calculated as (i) the original loan amount less the amount of any required Additional Collateral, generally 30%, divided by (ii) the appraised value of the mortgaged property at origination, or if the loan is a purchase money mortgage, the lesser of the appraised value and the purchase price of the mortgaged property.



                    Range of Original Loan-to-Value Ratios

                                                          Number of                      Percent by
                                                           Initial      Cut-off Date    Cut-off Date
                      Range of Original Loan-to-Value      Mortgage      Principal       Principal
                                   Ratios                   Loans         Balance         Balance
                    ----------------------------------------------------------------------------------

                            0.01   -         10.00            1            $249,952.84     0.06%
                           10.01   -         20.00            6           1,908,208.37      0.49
                           20.01   -         30.00            7           1,829,224.35      0.47
                           30.01   -         40.00            16          8,616,703.57      2.22
                           40.01   -         50.00            38         16,037,754.08      4.12
                           50.01   -         60.00            50         26,726,313.45      6.87
                           60.01   -         70.00            87         49,190,714.35     12.65
                           70.01   -         75.00            56         27,059,266.93      6.96
                           75.01   -         80.00           132         45,213,873.77     11.62
                           80.01   -         85.00            12          5,382,475.18      1.38
                           85.01   -         90.00            30         11,800,415.57      3.03
                           90.01   -         95.00            42         19,521,429.54      5.02
                           95.01   -        100.00           432        172,866,494.49     44.44
                          100.01   -        102.41            4           2,585,217.03      0.66
                    ----------------------------------------------------------------------------------
                        Total                                913       $388,988,043.52    100.00%







---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                  10







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------

                               Occupancy Status

                                                             Number of                      Percent by
                                                              Initial                      Cut-off Date
                                                             Mortgage     Cut-off Date       Principal
                               Status                          Loans    Principal Balance     Balance
          ------------------------------------------------------------------------------------------------

          Owner Occupied                                          731     $314,997,083.71        80.98%
          Second Home                                             111       53,586,001.86        13.78
          Investment Property                                      71       20,404,957.95         5.25
          ------------------------------------------------------------------------------------------------
                                Total                             913     $388,988,043.52       100.00%




                             Mortgaged Properties

                                                             Number of                        Percent by
                                                              Initial                        Cut-off Date
                                                             Mortgage      Cut-off Date       Principal
                            Property Type                      Loans    Principal Balance      Balance
          --------------------------------------------------------------------------------------------------

          Single Family                                           534      $244,533,771.17        62.86%
          Planned Unit Development (Single Family)                249       103,712,429.58        26.66
          Condominium                                              98        30,839,412.81         7.93
          Cooperative                                              16         4,285,826.38         1.10
          2-4 Family                                               16         5,616,603.58         1.44
          --------------------------------------------------------------------------------------------------
                                Total                             913      $388,988,043.52       100.00%



                        Range of Current Mortgage Rates

                                                             Number of                        Percent by
                                                              Initial                        Cut-off Date
                                                             Mortgage      Cut-off Date       Principal
                   Range of Current Mortgage Rates             Loans    Principal Balance      Balance
          --------------------------------------------------------------------------------------------------

                  6.250        -           6.499                    1          $880,000.00           0.23%
                  6.500        -           6.749                    2         2,025,000.00           0.52
                  6.750        -           6.999                    8         3,802,570.41           0.98
                  7.000        -           7.249                   65        46,176,283.05          11.87
                  7.250        -           7.499                  112        47,697,639.02          12.26
                  7.500        -           7.749                  373       143,425,330.68          36.87
                  7.750        -           7.999                  184        80,318,072.01          20.65
                  8.000        -           8.249                   80        34,451,000.25           8.86
                  8.250        -           8.499                   65        24,129,185.12           6.20
                  8.500        -           8.749                   13         4,331,303.89           1.11
                  8.750        -           8.999                    5           973,899.99           0.25
                  9.000        -           9.249                    5           777,759.10           0.20
          --------------------------------------------------------------------------------------------------
              Total                                               913      $388,988,043.52         100.00%








---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                 11







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------

                                 Loan Purpose

                                                            Number of                       Percent by
                                                             Initial                       Cut-off Date
                                                             Mortgage     Cut-off Date       Principal
                            Loan Purpose                      Loans     Principal Balance     Balance
          ------------------------------------------------------------------------------------------------

          Purchase                                               673      $275,401,716.19        70.80%
          Cash-Out Refinance(1)                                  175        89,195,558.85        22.93
          Rate and Term Refinance                                 65        24,390,768.48         6.27
          ------------------------------------------------------------------------------------------------
                               Total                             913      $388,988,043.52       100.00%


(1) MLCC categorizes as cash-out refinance mortgage loans those loans in respect of which the cash taken out by the mortgagor exceeded the sum of
     (i) closing costs and points, (ii) funds applied to pay off a subordinate loan that was outstanding at least one year and (iii) an amount equal to 1% of the principal amount of such new loan.



                             Maximum Mortgage Rate

                                                            Number of                       Percent by
                                                             Initial                       Cut-off Date
                                                             Mortgage     Cut-off Date       Principal
                       Maximum Mortgage Rates                 Loans     Principal Balance     Balance
          ------------------------------------------------------------------------------------------------

                 12.000           -          12.249              525      $220,374,312.41        56.65%
                 12.250           -          12.499              121        59,083,215.46        15.19
                 12.500           -          12.749              113        49,500,789.44        12.73
                 12.750           -          12.999               68        28,939,151.05         7.44
                 13.000           -          13.249               66        26,740,665.96         6.87
                 13.250           -          13.499               13         3,172,546.77         0.82
                 13.500           -          13.749                5           995,399.99         0.26
                 13.750           -          13.999                1           110,000.00         0.03
                 14.000           -          14.249                1            71,962.44         0.02
          ------------------------------------------------------------------------------------------------
              Total                                              913      $388,988,043.52       100.00%











---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                 12







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------


                      Remaining Terms to Stated Maturity

                                                           Number of
                                                            Initial      Cut-off Date      Percent by
                    Remaining Terms to Stated              Mortgage       Principal       Cut-off Date
                        Maturity in Months                   Loans         Balance      Principal Balance
          ------------------------------------------------------------------------------------------------

                               266                               1          $295,919.58         0.08%
                               267                               1           212,115.59         0.05
                               268                               1           514,432.75         0.13
                               269                               1         2,000,000.00         0.51
                               270                               4           529,897.10         0.14
                               271                               5         1,425,135.23         0.37
                               272                               4         2,313,650.10         0.59
                               273                               5         1,536,375.99         0.39
                               274                               6         2,972,663.00         0.76
                               275                               4           796,729.60         0.20
                               276                               7         1,954,864.53         0.50
                               277                               4         1,780,634.39         0.46
                               278                              31         9,733,901.61         2.50
                               279                              37        17,499,278.08         4.50
                               280                              31        17,444,508.32         4.48
                               281                              38        24,140,497.67         6.21
                               282                              19         9,488,715.35         2.44
                               283                              21        10,200,083.55         2.62
                               284                              14         7,545,650.29         1.94
                               285                              13         8,990,954.15         2.31
                               286                               9         5,207,848.17         1.34
                               287                              12         5,815,088.15         1.49
                               288                              14         6,971,669.78         1.79
                               289                              18         9,740,563.95         2.50
                               290                              39        20,964,988.75         5.39
                               291                              33        18,123,345.64         4.66
                               292                              50        26,730,321.59         6.87
                               293                              82        34,626,772.36         8.90
                               294                              85        36,874,932.01         9.48
                               295                             105        31,844,648.75         8.19
                               296                             116        39,184,834.86        10.07
                               297                             103        31,527,022.63         8.10
          ------------------------------------------------------------------------------------------------
                              Total                            913      $388,988,043.52       100.00%












---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                 13







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------


       Next Interest Rate Adjustment Date for All Initial Mortgage Loans

                                                                                                  Percent by
                                              Number of Initial Mortgage     Cut-off Date        Cut-off Date
               Month of Next Adjustment Date            Loans              Principal Balance   Principal Balance
               ---------------------------------------------------------------------------------------------------

                        April, 2000                        695                $288,087,467.48          74.06%
                         May, 2000                          48                  21,631,605.48           5.56
                        June, 2000                          33                  15,240,352.74           3.92
                        July, 2000                          55                  29,235,603.65           7.52
                       August, 2000                         39                  19,098,243.67           4.91
                      September, 2000                       43                  15,694,770.50           4.03
               ---------------------------------------------------------------------------------------------------
                           Total                           913                $388,988,043.52         100.00%




                    Next Interest Rate Adjustment Date for
                 Six Month LIBOR Index Initial Mortgage Loans

                                                                                                  Percent by
                                              Number of Initial Mortgage     Cut-off Date        Cut-off Date
               Month of Next Adjustment Date            Loans              Principal Balance  Principal Balance
               --------------------------------------------------------------------------------------------------

                        April, 2000                       51                   $22,041,018.14        18.17%
                         May, 2000                        48                    21,631,605.48        17.83
                        June, 2000                        32                    13,603,552.74        11.21
                        July, 2000                        55                    29,235,603.65        24.10
                       August, 2000                       39                    19,098,243.67        15.74
                      September, 2000                     43                    15,694,770.50        12.94
               -------------------------------------------------------------------------------------------------
                           Total                         268                  $121,304,794.18       100.00%










---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                 14











Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------

                                 Credit Scores

                                                                                                  Percent by
                                              Number of Initial Mortgage     Cut-off Date        Cut-off Date
                  Range of Credit Scores                Loans              Principal Balance  Principal Balance
               --------------------------------------------------------------------------------------------------

                       Not Available                11                          $3,779,224.62         0.97%
                     500           -   599          20                           8,666,056.18         2.23
                     600           -   619          10                           5,019,504.45         1.29
                     620           -   639          29                          14,018,771.29         3.60
                     640           -   659          59                          24,104,989.19         6.20
                     660           -   679          47                          19,006,803.36         4.89
                     680           -   699          85                          38,173,209.89         9.81
                     700           -   719         108                          54,461,313.38        14.00
                     720           -   739         112                          50,011,472.36        12.86
                     740           -   759         132                          54,852,880.37        14.10
                     760           -   779         138                          55,123,726.41        14.17
                     780           -   799         131                          48,804,451.58        12.55
                          800 or greater            31                          12,965,640.44         3.33
              ---------------------------------------------------------------------------------------------
                     Total                         913                        $388,988,043.52       100.00%




              One-Month LIBOR Index Initial Mortgage Loan Margin

                                                                                                  Percent by
                                              Number of Initial Mortgage     Cut-off Date        Cut-off Date
                          Margin                        Loans              Principal Balance  Principal Balance
               --------------------------------------------------------------------------------------------------

                           0.625                              1                   $880,000.00         0.33%
                           0.750                              1                    625,000.00         0.23
                           1.000                              4                  2,252,475.00         0.84
                           1.125                              1                    416,125.00         0.16
                           1.250                             13                  7,403,747.87         2.77
                           1.375                             47                 36,915,556.45        13.79
                           1.500                             15                  9,567,904.62         3.57
                           1.625                             93                 35,633,865.49        13.31
                           1.750                            304                105,711,693.75        39.49
                           1.875                             24                 12,501,061.31         4.67
                           2.000                             25                  9,017,912.44         3.37
                           2.125                             89                 36,897,793.87        13.78
                           2.250                             15                  8,108,902.07         3.03
                           2.375                              5                  1,039,709.73         0.39
                           2.500                              2                    273,121.98         0.10
                           2.625                              4                    296,417.32         0.11
                           2.750                              2                    141,962.44         0.05
               --------------------------------------------------------------------------------------------------
                           Total                            645               $267,683,249.34       100.00%


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                 15







Merrill Lynch             Computational Materials for Sequoia Mortgage Trust 4

------------------------------------------------------------------------------


              Six-Month LIBOR Index Initial Mortgage Loan Margin

                                                      Number of                           Percent by
                                                       Initial         Cut-off Date      Cut-off Date
                           Margin                   Mortgage Loans  Principal Balance  Principal Balance
          -----------------------------------------------------------------------------------------------

                           1.000                             1             $592,359.00          0.49%
                           1.250                             1              374,999.99          0.31
                           1.375                             1            1,225,000.00          1.01
                           1.500                            33           16,266,312.71         13.41
                           1.625                            19           12,223,802.73         10.08
                           1.750                            37           18,518,295.35         15.27
                           1.875                            75           32,824,419.30         27.06
                           2.000                            19            7,325,248.39          6.04
                           2.125                            11            6,278,240.07          5.18
                           2.250                            49           16,170,204.64         13.33
                           2.375                             3              892,099.98          0.74
                           2.500                             8            2,630,100.33          2.17
                           2.625                             2              766,811.70          0.63
                           2.750                             3            2,046,100.00          1.69
                           2.875                             5            1,770,799.99          1.46
                           3.125                             1            1,400,000.00          1.15
          -----------------------------------------------------------------------------------------------
                           Total                           268         $121,304,794.18        100.00%




FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Finance Group
Rob DiOrio                         (212) 449-1646
Ken Mulford                        (212) 449-0752
Anojja Persad                      (212) 449-3780
Vu Nguyen                          (212) 449-1955
Neeraj Tulshan                     (212) 449-5494

ABS Trading & Syndicate
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Brian Kane                         (212) 449-3659

ABS Research
Chris Flanagan                     (212) 449-1655
Ryan Asato                         (212) 449-9622


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                 16